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                                                                Exhibit 10.25



                    CompactRISC Technology License Agreement

This CompactRISC Technology License Agreement ("Agreement") is made and is effective as of September 29, 1997 ("Effective Date") by and between, as one party, National Semiconductor Corporation, a Delaware corporation with a place of business at 2900 Semiconductor Drive, Santa Clara, CA 95051 ("National") and as the other party, DSP Group, Inc., a Delaware corporation with a place of business at 3120 Scott Boulevard, Santa Clara, CA 95054 and DSP Semiconductors Ltd., an Israeli corporation having a principal place of business at 5 Shenkar Street, Herzelia pituach 46120, Israel (collectively "DSP"). Either National or DSP may be referred to herein as a Party of the Parties, as the case may require.

                                  RECITALS

WHEREAS, National has developed and owns certain rights, title and interest in and to, or has the legal right to license, the Licensed Technology as that term is defined below; and

WHEREAS, DSP has established considerable technical expertise in the licensing of core technologies;

WHEREAS, DSP desires and intends to develop the technologies and development tools for DSP's own cores and integrate such technologies and development tools with the Licensed Technology;

WHEREAS, National desires to provide DSP and DSP's desires to acquire from National a license permitting DSP to license third parties to use such Licensed Technology solely in the design, manufacture and sale of silicon chip devices;

WHEREAS, National desires to grant, and DSP desires to receive, an option to obtain a license permitting DSP to use such Licensed Technology in the design, manufacture and sale of its own silicon chip devices; and

NOW THEREFORE, in consideration of the mutual covenants set forth hereinbelow and other good and valuable consideration, the Parties hereto agree as follows:

1.0  DEFINITIONS

For all purposes under and in furtherance of this Agreement, the following terms shall have the meanings set forth adjacent to them:

1.1. Average Sales Price or "ASP" shall mean the gross sales amount in U.S. dollars invoiced or otherwise charged on an arm's length basis, by DSP Sublicensees during a DSP fiscal quarter, or by National Sublicensees during a National fiscal quarter, as applicable, for all Compliant Products containing the same CompactRISC Core,[*].

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[*] Omitted pursuant to a confidential treatment request.  The material has
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     [*]The prototypes referenced in Section 4.1B shall not be
     included in the calculation of the ASP. For the purpose of calculating the Average Sales Price, Sales of Compliant Products in other currencies shall be converted to United States dollars according to the official rate of exchange for that currency, as published in the Wall Street Journal (Western Edition) on the last day of the fiscal quarter in which the Royalty accrued (or, if not published on that day, the last publication day for the Wall Street Journal (Western Edition) during that month).

1.2. Base Megacell Modules: The support modules which interface with the CompactRISC Core, provided in synthesizable Verilog - XL HDL, which are described in the Base Megacell Modules Specifications for the applicable CompactRISC Core identified in Exhibit A attached hereto. Additional Base Megacell Modules may be included hereunder as part of the Licensed Technology under this Agreement by adding supplemental Exhibits numbered A-1, A-2, A-3, etc. which have been signed and dated by the parties and attached hereto.

1.3. CompactRISC (or "CR"): A National proprietary processor technology which is based on Reduced Instruction Set Computer (RISC) architecture and has the compact code generation of Complex Instruction Set Computer (CISC) and [*].

1.4. CompactRISC Core: Each core described in the applicable architecture specification identified in the attached Exhibit A and any supplements thereto, synthesized from the Licensed Technology and provided in synthesizable Verilog - XL HDL. As of the Effective Date, the CompactRISC core designated by National as the CR16B is the only CompactRISC Core licensed hereunder. [*] Additional CompactRISC Cores developed or offered by National for general licensing purposes shall be included hereunder as part of the Licensed Technology under this Agreement upon their completion. For each such additional core, the Parties shall negotiate in good faith and attach to this Agreement supplemental sequential Exhibits for Exhibit A, as well as supplemental sequential Exhibits for Exhibits C, D, F, M (if applicable) and Q which shall contain reasonable terms and shall be signed and dated by the Parties. The Parties agree that for any supplemental Exhibits D and F, the numbers and percentages relating to DSP's payments to National and the numbers and percentages relating to National's payments to DSP shall be in the same [*] ratio currently reflected in Exhibit D and Exhibit F attached hereto.


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[*] Omitted pursuant to a confidential treatment request.  The material has
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1.5.   Compliant Core: An implementation of a CompactRISC Core, which:

       A. executes each and every instruction contained in the Instruction Set for the applicable CompactRISC Core and no other additional instructions;

       B. implements the programmer's model as identified in the Programmer's Reference Manual for the applicable CompactRISC Core;

       C. is cycle by cycle compatible with the applicable supplied Verilog XL model;

       D.   passes the Verification Program for the applicable CompactRISC Core;
            and

       E.   has been verified in accordance with the provisions of Section 10.0.

1.6. Compliant Product: Any single silicon chip which contains one or more Compliant Cores.

1.7. "Confidential Information" shall mean any information designated in writing by either Party, by appropriate legend, as confidential and any oral information disclosed by one Party to another under this Agreement, provided that such information is designated as confidential at the time of disclosure and is thereafter reduced to writing for confirmation and sent to the other Party within thirty
       (30) days after its oral disclosure and designated, by appropriate legend, as confidential. Notwithstanding any failure to so identify it, however, (i) the Licensed Technology; (ii) the Test Boards; and
       (iii) the terms and conditions of this Agreement shall be deemed Confidential Information.

1.8. DSP Sublicensee: Any third party to whom DSP has granted a license to the Licensed Technology to design, manufacture and Sell Compliant Products pursuant to this Agreement.

1.9. "End User License" shall mean a license agreement substantially conforming to that agreement set forth in Exhibit N.

1.10. "Error" shall mean a problem with the Licensed Technology reported by DSP to National or otherwise learned by National which causes the Licensed Technology to malfunction or otherwise fail to perform in accordance with the applicable Licensed Technology's documentation and which can be demonstrated or duplicated by or for National.

1.11. "Fees" shall mean Sublicense Fees, Support Fees, Royalties and license fees for Tools under Section 5.1B collectively.

1.12. Instruction Set: The instruction set for the applicable CompactRISC Core defined in the Programmer's Reference Manual.


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1.13.  License Charges: All fees (gross) payable to the licensing Party by its Sublicensee for each license to the Licensed Technology per licensed CompactRISC Core (with a one-seat Tools license), but excluding fees for maintenance, support and royalties.

1.14. Licensed Technology: The CompactRISC Core(s), Base Megacell Module(s), and Software, collectively, set forth in the attached Exhibit A and any supplements thereto. The Parties may mutually agree to include additional Licensed Technology under this Agreement by adding appropriate signed and dated supplemental Exhibits (e.g. A-1, C-1, D-1, F-1, etc.) which shall be attached hereto and incorporated herein by reference.

1.15. National Intellectual Property Rights: Those patents, patent applications, and copyrights identified in Exhibit M which will be supplemented from time to time by National as needed as determined by National.

1.16. National Sublicensee: Any third party to whom National has granted a license to the Licensed Technology to design, manufacture and Sell Compliant Products, but excluding (a) any third party who is licensed under a broad cross-licensing agreement with National; and (b) those parties set forth on Exhibit L attached hereto.

1.17. Port: A non-proprietary layout of a Compliant Core design created by or for a Party, a DSP Sublicensee or a National Sublicensee and targeted for a specific manufacturing process.

1.18. Programmer's Reference Manual: The document referenced in Exhibit A or any supplements thereto for the applicable CompactRISC Core.

1.19. Sell: To sell, lease or otherwise transfer or dispose of the Compliant Product, or to commence internal productive use thereof. ("Sold", "Sale" and other forms of "Sell" shall have the same meaning.)

1.20.  Software: The Tools and Test Suite collectively.

1.21.  Sublicensee: A DSP Sublicensee or National Sublicensee, as applicable.

1.22. Subsidiary: A corporation or other entity of which more than fifty percent (50%) of the stock or other equity interests entitled to vote for election of directors or equivalent governing body is owned by a party during the term of this Agreement, but such corporation or other entity shall be deemed to be a Subsidiary only so long as such ownership exists.

1.23. Support Charges: All fees (gross) payable to the licensing Party by its Sublicensee for support and maintenance for each licensed CompactRISC Core.

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1.24.  Test Board: The hardware identified in Exhibit B and any supplements thereto.

1.25. Test Chip: A device which complies with the Test Chip Specification for the applicable CompactRISC Core identified in Exhibit B.

1.26. Test Program: The source code of the program and documentation for the applicable CompactRISC Core identified in the attached Exhibit A and any supplements thereto.

1.27. Test Suite: The Test Program and the Verification Program for the applicable CompactRISC Core identified in the attached Exhibit A and any supplements thereto. Additional Test Suites may be included hereunder as part of the Licensed Technology under this Agreement by adding supplemental Exhibits numbered A-1, A-2, A-3, etc. which have been signed and dated by the parties and attached hereto.

1.28. Tools: The binary code of the programs and documentation for the applicable CompactRISC Core identified in the attached Exhibit A and any supplements thereto. To the extent that DSP is authorized to distribute Tools, such Tools may be distributed as integrated, in part or in whole, with DSP's own software tools. Additional Tools may be included hereunder as part of the Licensed Technology under this Agreement by adding supplemental Exhibits numbered A-1, A-2, A-3, etc. which have been signed and dated by the parties and attached hereto.

1.29. Trademarks: The trademarks, service marks and logos set forth in Exhibit O, as amended by National from time to time.

1.30. Translation: A direct translation of the Licensed Technology into an alternate hardware description language made by or on behalf of a Party, a DSP Sublicensee or a National Sublicensee [*]

1.31. Verification Program: The source code of the program and documentation for the applicable CompactRISC Core identified in the attached Exhibit A and any supplements thereto.

2.0    APPOINTMENT OF LICENSING REPRESENTATIVE

2.1. National hereby appoints DSP as its worldwide representative during the term of this Agreement for the purpose of licensing the Licensed Technology in accordance with the terms and conditions of this Agreement. DSP hereby accepts the appointment by National as its licensing representative of the Licensed Technology and agrees that it will use commercially reasonable

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[*] Omitted pursuant to a confidential treatment request.  The material has
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       efforts to license the Licensed Technology to DSP Sublicensees in accordance with the terms and conditions of this Agreement.

2.2. DSP's appointment set forth in Section 2.1 above shall be exclusive, provided that it shall not restrict in any way the right of National and its Subsidiaries to use the Licensed Technology, including but not limited to the rights to design, manufacture and Sell Compliant Products, or to license the Licensed Technology to third parties.

2.3.   DSP agrees and acknowledges that [*]

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[*] Omitted pursuant to a confidential treatment request.  The material has
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       [*]

2.4. DSP agrees that it will license the Licensed Technology to a DSP Sublicensee in a written agreement consistent with the terms and conditions set forth in this Agreement. DSP agrees that all licenses granted to DSP Sublicensees to the Licensed Technology will include a CompactRISC Core at a minimum, and except for granting additional licenses to the Tools to such DSP Sublicensees, DSP will not license a Base Megacell Module without a CompactRISC Core. Except as expressly provided in Section 5.0, DSP itself, shall have no rights to use the Licensed Technology or to make, use or Sell Compliant Products.

3.0    LICENSE TO DSP SUBLICENSEES

3.1.   CompactRISC Core License.

       A. Subject to the terms and conditions of this Agreement, National hereby grants to DSP the right and license to grant to DSP Sublicensees, under the National Intellectual Property Rights, a worldwide, non-exclusive, nontransferable license, without right of sublicense, to use the Test Boards, Development Boards, to use and copy the Licensed Technology, to modify the Base Megacell Modules and to use and develop (or have developed subject to Section 3.1B) Translations and Ports to design, have designed (subject to the Section 3.1B below), make, have made (subject to Section 3.1B and except as provided in Section 3.1C below) use, import, offer to Sell and Sell Compliant Products. DSP's license grant to a DSP Sublicensee shall also include the right to translate, reproduce and distribute, subject to the confidentiality obligations set forth in Section 17.0, the architecture specifications for the applicable CompactRISC Core(s) and modify same in accordance with the guidelines set forth in Exhibit A.

       B. A DSP Sublicensee may exercise its right to have developed Translations and Ports and to have designed and/or have made Compliant Products provided that:

       - the DSP Sublicensee notifies DSP of the identity of each subcontracted designer or manufacturer within thirty (30) days of appointment of such designer or manufacturer;

       - the DSP Sublicensee shall provide each subcontracted manufacturer with mask sets or data bases and only in hard macro format (GDSII format or comparable);

       - the DSP Sublicensee may provide each subcontracted manufacturer with a Development Board provided to such DSP Sublicensee by DSP; and

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[*] Omitted pursuant to a confidential treatment request.  The material has
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       -    the DSP Sublicensee shall ensure that any subcontracted designer or manufacturer agree in writing (i) to be bound by obligations of confidentiality no less restrictive than those contained in Section 17; (ii) to use the materials provided by the DSP Sublicensee for the sole purpose of providing the subcontract services and supplying Compliant Products solely to the DSP Sublicensee. The DSP Sublicensee shall remain responsible for any misuse by the subcontracted designer or manufacturer of such materials.

       C. Notwithstanding anything to the contrary contained herein, any DSP Sublicensee which is a foundry or provides foundry services shall not have any right to have Compliant Products manufactured by any third party unless approved in advance by National. As of the Effective Date, National has approved those companies set forth in Exhibit V to have Compliant Products manufactured by a third party should they become DSP Sublicensees. Upon DSP's written request and National's approval, additional DSP Sublicensees which are foundries or provide foundry services shall be added to the approved list in Exhibit V by adding supplemental sequential Exhibits V-1, V-2, etc. which shall be signed and dated by the parties.

3.2. TOOLS LICENSE. National hereby grants to DSP the right and license to grant DSP Sublicensees, under the National Intellectual Property Rights, a non-exclusive, nontransferable license to:

       - copy and use the Tools internally; As provided in Sections 3.2 and 3.3, "use" shall mean copying the Tools onto a number of computers no greater than the number of seats licensed by such DSP Sublicensee, and processing the instructions or statements contained therein, but excluding disassembly, reverse assembly, or reverse compiling except to the extent necessary to achieve inter-operability of an independently created program with other programs. Disassembly, reverse assembly, or reverse compiling of the Tools for the purpose of Error correction is specifically prohibited;

       - copy and distribute, and sublicense (provided that the end user agrees to be bound by terms and conditions substantially similar to those of the End User License) the use of the binary code of the programs identified in Exhibit A;

       - modify, copy, distribute, and sublicense (provided that the end user agrees to be bound by the terms and conditions substantially similar to those of the End User License) the use, modification and compiling of, the source code of the programs identified in Exhibit A;

       - modify the documentation identified in Exhibit A in accordance with the guidelines attached hereto as Exhibit O and translate, reproduce, use and distribute the documentation including any modifications made thereto in accordance with this Section.

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3.3.   TEST SUITE LICENSE.  National hereby grants to DSP the right and license to grant to DSP Sublicensees, under the National Intellectual Property Rights, a non-exclusive, nontransferable license, without right of sublicense, to reproduce and use internally only, the Test Suite and applicable Test Suite documentation.

3.4. TRADEMARK LICENSE. National hereby grants to DSP the right and license to grant to DSP Sublicensees, under the Trademarks, a non-exclusive, nontransferable, royalty-free, paid-up, worldwide license, without right of sublicense, to mark with the Trademarks all data sheets and other collateral materials for Compliant Products in accordance with the guidelines set forth in Exhibit O or such other guidelines as National may issue to DSP from time to time. DSP shall have no right or license to grant any DSP Sublicensee a right or license to mark Compliant Products or the die packaging thereof with the Trademarks. DSP is granted no other right, title or license to the Trademarks or any other National trademark.

4.0    ADDITIONAL AGREEMENT OF PARTIES

4.1. DSP shall include the following provisions in each license agreement with a DSP Sublicensee:

       A. National has developed and owns certain right, title and interest in and to the Licensed Technology. As between National, DSP and the DSP Sublicensee, the Licensed Technology will at all time be the property of National and National is an intended third party beneficiary of such agreement.

       B. A DSP Sublicensee may not distribute any Compliant Product prior to verification in accordance with Section 10.0 of this Agreement. DSP shall reserve the right to immediately terminate each license agreement with a DSP Sublicensee for a breach of this provision by a DSP Sublicensee, and shall terminate such agreement upon National's written request if, within seven (7) days of receiving written notice from DSP regarding such breach, such DSP Sublicensee does not cease distribution of the non-Compliant Product and perform verification in accordance with
            Section 10.0 of this Agreement. Notwithstanding the foregoing, a DSP Sublicensee may distribute a maximum of [*] prototype or non-verified units of such device in connection with the verification process of such device provided that (i) the DSP Sublicensee and the recipient of such prototype have agreed in writing that the prototype shall be used for internal evaluation purposes only and that the recipient shall keep the recipient's use of the prototype device as confidential; and (ii) the DSP Sublicensee has provided DSP with a copy of the above-referenced agreement.

       C. Any questions from a DSP Sublicensee with respect to the Licensed Technology shall be directed to DSP.

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[*] Omitted pursuant to a confidential treatment request.  The material has
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       D.   Each DSP Sublicensee must notify DSP in writing in the event that any subcontracted designer or manufacturer breaches the provisions referenced in Section 3.1(B). If such breach is not capable of cure, or remains uncured within thirty (30) days, DSP shall have the right to terminate the right of such designer or manufacturer to design or manufacture Compliant Products as applicable and shall so terminate such designer or manufacturer upon National's written request.

       E. DSP shall require each DSP Sublicensee to notify DSP in writing of the number of copies of the Tools made by such DSP Sublicensee during each DSP fiscal quarter in excess of a one (1) workgroup seat license.

       F. On the data sheets or other collateral materials for each Compliant Product, each DSP Sublicensee must duplicate and apply National's patent and other proprietary notices which National shall provide to DSP from time to time in accordance with Exhibits O and U. On any data sheets, collateral materials or sales and support documentation, DSP and DSP Sublicensees may substitute references to National with reference to themselves and may otherwise delete references to National in accordance with the guidelines set forth in Exhibit U. The Parties shall reasonably agree to amend such guidelines as necessary or desirable to protect the rights of National and its licensors in and to the CompactRISC technology, the National Intellectual Property Rights and the Trademarks.

       G. Each DSP Sublicensee must reproduce and agree not TO remove or obscure any notice incorporated in the Software or related documentation provided to DSP by National to protect the National Intellectual Property Rights or to acknowledge the copyright and/or contribution of any third party developer. Each DSP Sublicensee must incorporate corresponding notices and/or such other markings and notifications as National may reasonably require on all copies of Software and related documentation used or distributed by each DSP Sublicensee.

       H. Each DSP Sublicensee must provide to DSP from time to time and in any event, within thirty (30) days from the date of National's written request to DSP, (i) samples of data sheets and other collateral materials of the DSP Sublicensee bearing the Trademarks; (ii) copies of the Software and related documentation and (iii) copies of the Tools documentation modified by the DSP Sublicensee in order to verify compliance with the terms of this Agreement. DSP shall provide such samples and copies to National promptly after its receipt of same from the DSP Sublicensee. In the event that such materials fail to comply with the terms set forth in this Agreement, DSP shall so notify the DSP Sublicensee who shall be required to cease use any such non-compliant materials within thirty (30) days of the date that such materials were determined by National or DSP, as applicable, to be non-compliant, provided that if such materials were determined by National to be non-compliant, National promptly informs DSP of such determination.

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       I.   DSP shall have the right to provide National with a copy of the following information, documents and/or samples sent by DSP or a DSP Sublicensee: all documents regarding or in connection with an event of default, the verification process referenced under
            Section 10.0, Translations, Ports, and upon National's written request, lists of all subcontracted designers and manufacturers, Log Results (as defined below) and Test Chip Samples.

       J. DSP shall have the right to immediately terminate any license granted to a DSP Sublicensee, and will terminate any such license upon National's written request, in the event such DSP Sublicensee (i) challenges National's rights in the Trademarks, or attempts to register the Trademarks or any other name or mark owned by National or substantially similar thereto; or (ii) brings any action against National or a National Sublicensee claiming that the Licensed Technology as distributed by National infringes a patent of such DSP Sublicensee, or that an implementation of the Licensed Technology by National or a National Sublicensee infringes a patent of such DSP Sublicensee; provided that such license will not be terminated if such DSP Sublicensee ceases such challenge or action within fifteen (15) days of DSP's notice of its intent to terminate such license.

       K. With respect to the Licensed Technology and any direct product thereof, each DSP Sublicensee shall comply with i) any and all export regulations and rules now in effect or as may be issued from time to time by the Bureau of Export Administration of the United States Department of Commerce or any other federal governmental authority which has jurisdiction relating to the export of technology from the United States of America; and ii) any and all classification and export/reexport requirements of the U.S. Export Administration Regulations. The obligations under this Section 4.1K shall survive any expiration or termination of each license agreement with a DSP Sublicensee.

4.2. Within forty-five (45) days after the end of each Party's fiscal quarter, each Party shall provide the other Party with a list of the license agreements entered into during the previous fiscal quarter by such Party, setting forth the information in the form attached hereto as Exhibit I.

4.3. Each licensing Party shall include a provision in its license agreements with its Sublicensees which permits the licensing Party to audit the books and records of its Sublicensees containing information bearing upon the amount of fees payable to the licensing Party under such agreement, under terms and conditions substantially similar to those set forth in Section 16.4, and each licensing Party shall have the right to disclose such information to the other Party.

4.4. Each licensing Party shall include a provision in its license agreements with its Sublicensees which (i) provides the Licensing Party with a copy of any Translations created by or on behalf of each such Sublicensee; and (ii) grants

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       to the licensing Party a worldwide, non-exclusive, unrestricted license with right of sublicense to such Translations. However, if the licensing Party reasonably deems the obligations of this Section
       4.4 to be a material obstacle to entering into such license agreement, upon written request from the licensing Party, the other Party may waive the requirements herein by submitting a written waiver to the licensing Party.

4.5. DSP shall be required to provide [*]. DSP acknowledges, and National agrees however, that [*] shall have the right to receive [*]. National shall provide DSP with [*]. DSP shall provide support and maintenance services to National Sublicensees in accordance with the terms set forth in Exhibit T. National has no obligation to provide [*]. National may, at National's sole discretion, from time to time, agree to provide [*].

4.6.   Sale of Licensed Technology.

       A.   [*]

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            [*]

       B.   [*]

            [*]

4.7.   [*]

4.8. DSP may contract with National for National to perform the testing and verification of Test Chips at National's then current rates pursuant to a separate written agreement executed by the Parties. National's current rates are set forth in Exhibit P

4.9. National shall not directly enforce its rights as a third party beneficiary for any breach under a license agreement between DSP and a DSP Sublicensee without first providing DSP an opportunity to do so within a reasonable period of time, such period to be determined at National's reasonable discretion in light of the seriousness and nature of the particular breach. In the event that the licensing Party does not pursue collection of fees owed to it by its own Sublicensee, the licensing Party shall cooperate with the other Party and take all action required, including without limitation, executing and delivering any documents, to assign to the other Party its rights to collect from such Sublicensee the amount of fees that the other Party would be entitled to receive hereunder had same been collected by the licensing Party.

4.10. Each Party agrees that it will not knowingly solicit any party as a potential Sublicensee which it knows to be substantially engaged in negotiations with the other Party for a license to the Licensed Technology.

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5.0    LICENSE TO DSP

5.1. Until such time as DSP has been granted a license to the Licensed Technology pursuant to Section 5.2 or Section 5.3, DSP shall have no rights to use the Licensed Technology for its own behalf except as provided below:

       A. DSP may itself install, use and copy the Test Suite and documentation solely for the purpose of providing support to DSP Sublicensees and National Sublicensees; and

       B. DSP may itself exercise the license rights DSP may grant to DSP Sublicensees under Section 3.2 and may use the Test Board and Development Boards for the purpose of providing support to DSP Sublicensees and National Sublicensees. Such license rights under Section 3.2 are provided free of charge to DSP for a one
            (1) workgroup seat license (which provides the right to make, install and use five (5) separate copies of the Tools). DSP shall notify National in writing of (i) each Tools license granted by DSP to a DSP Sublicensee which provides such DSP Sublicensee with more than a one (1) workgroup seat per license (which provide each DSP Sublicensee with the right to make, install and use five separate copies of the Tools); and (ii) the number of copies of Tools made by DSP and each DSP Sublicensee in excess of a one (1) workgroup seat license. DSP agrees to pay to National, within forty-five (45) days after the end of DSP's fiscal quarter, a license fee equal to National's then current fees charged by National for such Tools, multiplied by the number of copies of Tools made by DSP and DSP Sublicensees in excess of the one(1) workgroup seat license allowance set forth above. National's current fees are set forth in Exhibit Q.

5.2. National grants to DSP, under the National Intellectual Property Rights, a worldwide, non-exclusive, nontransferable license, without right of sublicense (except as permitted under Section 5.5 or as permitted of DSP Sublicensees under Section 3.2), to those rights and licenses which DSP is entitled to license or otherwise grant to DSP Sublicensees under this Agreement with respect to each CompactRISC Core selected in writing by DSP and to be set forth in the attached Exhibit R on or after one of the following has occurred:

            (i) National's receipt of DSP's payment to National in the amount of the [*] sublicense fee set forth in Section I.A of Exhibit D for applicable CompactRISC Core;

           (ii)  DSP's remittance of the [*] Sublicense Fee set forth in
                 Section I of Exhibit D for the applicable CompactRISC Core;
                 or

          (iii) in the event DSP has remitted to National less than [*] Sublicense Fees set forth in Section I of Exhibit C for the applicable CompactRISC Core, upon DSP's payment in the amount of the [*] sublicense fee set forth in Section I.A of Exhibit D for the applicable CompactRISC Core,

-------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                 less [*] percent ([*]%) for each such Sublicense Fee for the applicable CompactRISC Core previously remitted.

5.3. [*] such that each Party shall be required to pay the applicable percentage of Sublicense Fees, Support Fees and Royalties otherwise due as set forth in the table below:

                                          Sublicense Fees
Date                                      & Support Fees                 Royalties


Trigger Date plus 12 months                      [*]%                        [*]%
First Anniversary of Trigger Date                [*]%                        [*]%
Second Anniversary of Trigger Date               [*]%                        [*]%
Third Anniversary of Trigger Date                [*]%                        [*]%
Fourth Anniversary of Trigger Date               [*]%                        [*]%
Fifth Anniversary of Trigger Date                [*]%                        [*]%
Sixth Anniversary of Trigger Date                [*]%                        [*]%
Seventh Anniversary of Trigger Date              [*]%
Eighth Anniversary of Trigger Date               [*]%
Ninth Anniversary of Trigger Date                [*]%

-------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.


Tenth Anniversary of Trigger Date          [*]%
Eleventh Anniversary of Trigger Date       [*]%

5.4. As of such effective date of the licenses set forth in Sections 5.2 or 5.3, DSP accepts all of the rights and assumes all of the obligations and duties of a DSP Sublicensee as set forth under this Agreement.
       DSP shall not be deemed a DSP Sublicensee for the purposes of calculating (i) the Sublicense Fee and Support Fee due to National pursuant to Section 13.2 and 14.2 below; (ii) the Sublicense Fee and Support Fee due to DSP pursuant to Section 13.3 and 14.3 below; or
       (iii) the number of license agreements pursuant to Section 2.3 above. DSP shall pay Royalties on Compliant Products Sold by DSP in accordance with Section 15.2.

5.5. Except as otherwise specified, DSP shall have the right to grant sublicenses of the rights and licenses granted in Section 5.2 and 5.3 above only to Subsidiaries of DSP; provided, that (i) DSP shall cause each Subsidiary to accept all of the rights and assume all of the obligations and duties of a DSP Sublicensee provided under this Agreement; and (ii) such sublicense will terminate upon the termination of this Agreement for any reason. DSP shall itself pay Royalties accrued by sublicensed DSP Subsidiaries (at the rate set forth for DSP in Section 15.2). National's audit rights pursuant to
       Section 16.3 shall apply to all DSP sublicensed Subsidiaries. DSP shall be responsible for the performance by each such sublicensed Subsidiary of all obligations contained herein.

6.0    PORTS LICENSE

6.1. Each Party hereby grants to the other Party an irrevocable, royalty free, paid-up, non-exclusive, worldwide license, with right of sublicense, to use, modify, have modified, make, have made, license, sell or otherwise distribute Ports. Each Party agrees to provide to the other Party Ports owned by such Party or licensed to such party with the right to grant sublicense without the payment of royalties within thirty (30) days following the verification of a Test Chip made using such Port pursuant to Section 10.4.

7.0    TRANSLATIONS LICENSE

7.1. Each Party hereby grants to the other Party a royalty free, paid-up, non-exclusive, worldwide license, with right of sublicense, to use, modify, have modified, make, have made, license, sell or otherwise distribute Translations. Each Party shall be required to provide to the other Party any Translations owned by such Party or licensed to such Party with the right to grant sublicenses without the payment of royalties within thirty (30) days of each Party's receipt of same.

-------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

8.0    INTELLECTUAL PROPERTY RIGHTS

8.1. No license or other right is granted, by implication, estoppel or otherwise, to DSP or any DSP Sublicensee under any patents, Confidential Information, National Intellectual Property Rights, Trademarks or other intellectual property rights now or hereafter owned or controlled by National except for the licenses and rights expressly granted in this Agreement. Except as expressly provided above, DSP Sublicensees shall have no right to sell, supply, license or otherwise distribute the Tools or the Test Suite.

8.2. Except as provided in this Agreement, all right, title and interest in and to the Licensed Technology and Trademarks shall remain vested in National.

9.0    DELIVERY OF LICENSED TECHNOLOGY; SALE OF TEST BOARDS AND
       DEVELOPMENT BOARDS

9.1. National shall deliver to DSP the Licensed Technology in accordance with the schedule set forth in Exhibit C attached hereto. The Licensed Technology deliverables are the deliverables to be provided by National, in the aggregate, for DSP, DSP's Subsidiaries and DSP Sublicensees. In the event that National fails to meet any deliverable date set forth in Exhibit C by more than ninety (90) days, then thereafter the periods referenced under Section 2.3 shall be extended on a day for day basis until National delivers such deliverable.

9.2. National shall provide to DSP all revisions to the architecture specification for each CompactRISC Core licensed hereunder as well as architecture change notes ("ACN") to such specifications as they are generally released by National.

9.3. National shall deliver to DSP five (5) Test Boards and DSP shall deliver to National five (5) development boards in accordance with the schedule set forth in Exhibit C attached hereto. Thereafter, upon a Party's request, National shall sell Test Boards to DSP and DSP shall sell development boards to National at each selling Party's then current prices which shall be invoiced to the purchasing Party with thirty (30) day payment terms. National shall also provide DSP with the name of the manufacturer(s) for such Test Boards to enable DSP to directly purchase the Test Boards under such terms and conditions as may be negotiated between DSP and such manufacturer(s). National shall also deliver to DSP in accordance with the schedule set forth in Exhibit C one development board for DSP's evaluation purposes which shall be returned to National.

9.4. Unless otherwise agreed in writing, National shall deliver the deliverables referenced in Section 9.1, 9.2 and 9.3 to DSP at the following address:

DSP Semiconductors
5 Shenkar Street

Herzelia pituach 46120
ISRAEL

9.5. Neither Party shall be responsible for any costs incurred by the other Party or the Sublicensees of the other Party in the design translation, processing, or manufacture of masks or prototypes, manufacture or production of silicon.

10.0   VERIFICATION OF COMPLIANT CORES

10.1. Each Compliant Core derived from the Licensed Technology on each process to be used for volume manufacture must be verified prior to incorporation of such Compliant Core in the manufacture, sale or distribution of any Compliant Product. Compliant Cores shall be verified by running a Test Chip through the applicable Verification Program in accordance with the procedures set forth in this Section 10.0.

10.2. A DSP Sublicensee shall be required to develop and manufacture a Test Chip for each Compliant Core derived from the Licensed Technology on each process to be used for volume manufacture. A DSP Sublicensee shall run each Test Chip through the applicable Verification Program and deliver to DSP a copy of the log ("Log Results") and a minimum of ten (10) samples of the Test Chip for verification.

10.3. DSP shall have the right to run each Test Chip through the applicable Verification Program. National shall also have the right to run each Test Chip through the applicable Verification Program, and upon National's written request, DSP shall deliver the Log Results and Test Chip samples to National for verification. Within fifteen (15) days of DSP's receipt of the Log Results and Test Chip samples (i) from the DSP Sublicensee; or (ii) generated by DSP or National, DSP shall review the Log Results and Test Chip Samples and notify the DSP Sublicensee in writing whether the Compliant Core has been verified. The Compliant Core shall be verified upon DSP's approval or National's approval, as applicable, of the Log Results. The Log Results will be approved only when they indicate that no errors have been detected or where any errors detected have been waived pursuant to a writing signed by National.

10.4. In the event that the Test Chip fails the verification process, DSP shall provide the DSP Sublicensee with written notice that the Compliant Core has not been verified and shall provide the DSP Sublicensee with details of the failure. The DSP Sublicensee shall use reasonable efforts to correct the errors. DSP and the DSP Sublicensee shall repeat the above process until (i) the Compliant Core has been verified; or (ii) the DSP Sublicensee withdraws the Test Chip from the verification process.

10.5.  Provided that the Test Chip has been verified in accordance with
       Section 10.3, the DSP Sublicensee may distribute Compliant Products containing such

       Compliant Core without further verification. DSP shall provide National with [*] ([*]) Test Chip samples for each such Compliant Core which has been verified in accordance with the above procedure.

11.0   TRAINING

11.1. National shall provide to DSP, free of charge, a one-time standard training program at National's facilities in Israel to a maximum of [*] ([*]) of DSP's personnel. The training program shall include [*] ([*]) hours of training to be provided over a [*] ([*]) day period on a schedule mutually agreeable by the Parties and shall cover software and applications training, system design, design verification and testing.

11.2. DSP may, subject to availability of resources, contract with National for addition training at National's standard rates then in effect pursuant to a separate written agreement executed by the Parties. A schedule of National's standard rates as of the Effective Date is set forth in Exhibit J.

12.0   SUPPORT AND MAINTENANCE SERVICES

12.1. Subject to the limitations set forth below and DSP maintaining its status as National's exclusive licensing representative of the Licensed Technology pursuant to Section 2.0, during the term of this Agreement, National shall provide [*] up to a maximum of [*] hours annually of the support and maintenance services described in Sections
       12.3 -12.8 to [*]([*]) individuals designated by DSP (who may be substituted by DSP pursuant to DSP's prior written notice to National). National shall not be obligated to respond to inquiries from anyone other than the four designated individuals. National shall have no obligation to provide any support or maintenance services to DSP Sublicensees.

12.2. If DSP requests services not covered by this Agreement (including but not limited to support and maintenance exceeding the limitations set forth in Section 12.1 above, DSP-requested onsite services, or custom programming services), the requested services shall be provided upon the prior written agreement of the Parties, at National's standard rates then in effect. A schedule of National's standard rates as of the Effective Date is set forth in Exhibit K.

12.3. National shall provide reasonable telephone and electronic mail support regarding the operation, design and other technical aspects of the Licensed Technology. Telephone support will be available Monday through Fridays (excluding National holidays) from 9:00 am to 5:00 pm Pacific time.

12.4. National shall promptly notify DSP via electronic mail of the existence of any positively identified Errors in the form of the report set forth in Exhibit S ("Error Report). National shall provide DSP with any Error corrections to the

-------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

       Licensed Technology at such time as they are generally made available to National Sublicensees.

12.5. National shall provide DSP with all modifications, enhancements and updates to the Licensed Technology created by National which are generally made available to National Sublicensees or that do not result in the creation of a new product, core or tool as determined by National in its reasonable discretion. Such modifications shall be provided by National to DSP at such time as they are generally made available to National Sublicensees. For example, and not by way of limitation, the Parties agree that the following examples constitute the creation of new cores and tools: i) the change of a CompactRISC Core pipeline length; ii) the making of a synthesizable CompactRISC Core; iii) the execution of additional instructions to those contained in the Instruction Set for the applicable CompactRISC Core; and iv) the addition of C++ to the Tools. Error corrections and Translations are examples of modifications or enhancements which do not constitute a new product.

12.6. National shall correct Errors, to the extent reasonably possible, in the Licensed Technology. DSP shall provide National with such samples, technical information and assistance as National may reasonably require to enable National to provide support and maintenance services. If National reasonably determines that such Errors are caused by mistakes or errors contained in the applicable Licensed Technology documentation, National shall promptly issue corrections to such documentation and shall not be required to correct the Licensed Technology.

12.7. National shall use commercially reasonable efforts to provide a resolution to any Error. DSP shall notify National via electronic mail of any Errors in the Error Report form. Errors will be preliminarily designated by DSP as follows:

       "Critical". The Licensed Technology is not usable. Data corruption or system crashes are almost certain. No procedural work-around exists.

       "Severe". The Licensed Technology is usable with severe limitation. Data corruption or system crashes are possible. No effective procedural work-around exists.

       "Moderate". The Licensed Technology is usable with moderate limitation because minor features are affected. There is no data corruption, system crashes or loss of production. A procedural work-around exists.

       "Minor".  The Licensed Technology is usable, but has some
       (cosmetic) problems. There is no data corruption, system crashes or loss of production. A procedural work-around exists.

12.8. Upon National's receipt of an Error Report and test case from DSP's designated technical contact via e-mail, National will take corrective action so as to respond and resolve the reported Error as set forth in this Section 12.8 based upon the Error classification as determined by the mutual agreement of the Parties. National's Error responses and resolutions shall be classified as set forth below. For the purposes of this section, a day refers to a working day as opposed to calendar day:

       "First Level". Acknowledgement or receipt of Error Report and verbal communication of initial plan of action to resolve problem.

       "Second Level". Patch or work-around, temporary fix, or update or major release, including applicable document changes.

       "Final Level". Official Fix, update or major release, including applicable document changes.


                                  FIRST LEVEL         SECOND LEVEL          FINAL LEVEL

Critical........................      [*]                  [*]                  [*]
Severe..........................      [*]                  [*]                  [*]
Moderate........................      [*]                  [*]                  [*]
Minor...........................      [*]                  [*]                  [*]



12.9. National shall be obligated to provide maintenance and support to the extent the Licensed Technology remains unmodified, or modified only by National, and properly maintained at the revision levels supported by National, which shall include, at a minimum, the most recent revision level and the revision level immediately preceding the most recent revision level. National shall not be responsible for providing an Error correction for a prior revision level if the Error is corrected in the most recent revision level. If it is reasonably determined by National that any apparent Error with the Licensed Technology is due to alterations of the Licensed Technology by DSP or any third party, the use of an unsupported version of the Licensed Technology, or failure to comply with the terms and conditions of this Agreement, National shall notify DSP, and if DSP still wishes to receive Error corrections, the time and expenses associated with such support effort will be billed by National at its standard rates then in effect.

13.0   SUBLICENSE FEES

13.1. SUBLICENSE FEES PAYABLE GENERALLY. Subject to the terms and conditions set forth below and the provisions of Sections 2.3 and 5.3, if applicable, in the event that either DSP or National grants a license to the Licensed Technology to a DSP Sublicensee or a National Sublicensee, respectively, the licensing Party shall pay to the other Party a Sublicense Fee for each licensed CompactRISC Core as described below in accordance with the payment provisions set forth in Section
       16.0. In the event that the licensing Party grants a license to the Licensed Technology containing two or more CompactRISC Cores under one license agreement, the licensing Party shall be

-------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

       required to pay to the other Party a separate Sublicense Fee for each licensed CompactRISC Core. For each licensed CompactRISC Core, the Sublicense Fee shall be equal to the greater of the applicable:

       A. minimum sublicense fee for the applicable CompactRISC Core specified in Exhibit D; or

       B. percentage of the License Charges payable to the licensing Party for the applicable CompactRISC Core specified in Exhibit D.

       Each Sublicense Fee shall be paid a) within forty-five (45) days of the end of the licensing Party's fiscal quarter in which the applicable CompactRISC Core was licensed; or b) if, pursuant to the terms of the license agreement for the applicable CompactRISC Core, License Charges are paid in installments, then the licensing Party shall pay the applicable Sublicense Fee in installments proportional to the License Charges paid by the DSP Sublicensee or National Sublicensee, within forty-five (45) days following the end of the licensing Party's fiscal quarter in which the License Charges were paid, provided however, that the total Sublicense Fee must be paid in full by the licensing Party no later than twelve (12) months following the date that the applicable CompactRISC Core was licensed. Each licensing Party, prior to entering into a license agreement with a Sublicensee, may submit to the other Party for its prior written approval a request in writing to extend such twelve (12) month period.

13.2. SUBLICENSE FEES PAYABLE BY DSP TO NATIONAL. For each license to a CompactRISC Core granted by DSP to a DSP Sublicensee, DSP shall pay to National the Sublicense Fees for the applicable CompactRISC Core set forth in Exhibit D.

13.3.  SUBLICENSE FEES PAYABLE BY NATIONAL TO DSP.  [*]

14.0   SUPPORT FEES

14.1. SUPPORT FEES PAYABLE GENERALLY. Subject to the terms and conditions set forth below and the provisions of Sections 2.3 and 5.3, if applicable, in the event that either DSP or National grants a license to the Licensed Technology to a DSP Sublicensee or a National Sublicensee, respectively, the licensing Party shall pay to the other Party an annual Support Fee for [*] for each licensed CompactRISC Core as described below in accordance with the payment provisions set forth in Section 16.0. In the event that the licensing Party grants a license to the Licensed Technology containing two or more CompactRISC Cores under one license agreement, the licensing Party shall be required to pay to the other Party a separate annual Support Fee for

-------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

       each licensed CompactRISC Core. For each licensed CompactRISC Core licensed to a DSP Sublicensee or a National Sublicensee, the licensing Party shall be required to pay an annual Support Fee for [*] which shall be equal to the greater of the applicable:

       A.   minimum annual support fee specified in Exhibit E; or

       B. percentage of the annual Support Charges payable to the licensing Party specified in Exhibit E.

       [*]. In such event, each licensing Party shall be required to pay the applicable percentage of the annual Support Charges payable to the licensing Party as specified in Exhibit E. Each annual Support Fee shall be paid a) within forty-five (45) days of the end of the licensing Party's fiscal quarter in which the applicable CompactRISC Core was licensed; or b) if, pursuant to the terms of the license agreement for the applicable CompactRISC Core, Support Charges are paid in installments, then the licensing Party shall pay the applicable Support Fee in installments proportional to the Support Charges paid by the DSP Sublicensee or National Sublicensee, within forty-five (45) days following the end of the licensing Party's fiscal quarter in which the Support Charges were paid, provided however, that the first annual Support Fee must be paid in full by the licensing Party no later than twelve (12) months following the date that the applicable CompactRISC Core was licensed; and each subsequent annual Support Fee must be paid in full by the licensing Party no later than the end of each subsequent 12 month period. Each licensing Party, prior to entering into a license agreement with a Sublicensee, may submit to the other Party for its prior written approval a request in writing to extend such twelve (12) month period.

14.2. SUPPORT FEES PAYABLE BY DSP TO NATIONAL. For each license to a CompactRISC Core granted by DSP to a DSP Sublicensee, DSP shall pay to National the annual Support Fee for [*] as set forth in Exhibit E.

14.3.  SUPPORT FEES PAYABLE BY NATIONAL TO DSP.  [*]


-------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

       [*]

15.0   ROYALTIES

15.1. ROYALTIES GENERALLY. Subject to the terms and conditions set forth below and the provisions of Sections 2.3 and 5.3, if applicable, in the event either DSP or National grants a license to the Licensed Technology to a DSP Sublicensee or a National Sublicensee, respectively, the licensing Party shall pay to the other Party Royalties for each licensed CompactRISC Core as described below in accordance with the payment provisions set forth in Section 16.0. In the event that the licensing Party grants a license to the Licensed Technology containing two or more CompactRISC Cores under one license agreement, the licensing Party shall be required to pay to the other Party separate Royalties for each licensed CompactRISC Core. For each licensed CompactRISC Core, the Royalty shall be equal to [*] the amounts calculated under subparagraphs A, B and C below:

       A. the applicable percentage of the actual royalty payable to the licensing Party pursuant to such license for the applicable licensed CompactRISC Core specified in Exhibit F;

       B. the [*] of the applicable [*] royalty for the applicable licensed CompactRISC Core specified in Exhibit F:

            i. based upon the applicable [*] for the cumulative volume of Compliant Products Sold containing the applicable licensed CompactRISC Core, multiplied by the number of Compliant Cores within Compliant Products Sold during the subject fiscal quarter; or

           ii. based upon the applicable [*] Dollar Cap per Compliant Core for the cumulative volume of Compliant Products Sold containing the applicable licensed CompactRISC Core, multiplied by the number of Compliant Cores for the applicable licensed CompactRISC Core within Compliant Products Sold during the subject fiscal quarter;

       [*]

       C. the applicable [*] royalty for the applicable licensed CompactRISC Core specified in Exhibit F based upon the applicable [*] Dollar Amount per Compliant Core for the cumulative volume of Compliant Products Sold containing the applicable licensed CompactRISC Core, multiplied by the number of Compliant Cores within Compliant Products Sold during the subject fiscal quarter.

-------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

       Royalty payments shall be made quarterly, within forty-five (45) days of the end of the licensing Party's fiscal quarter, and shall be paid with respect to Compliant Products Sold in the immediately preceding fiscal quarter.

15.2. ROYALTIES PAYABLE BY DSP TO NATIONAL. For each license to a CompactRISC Core granted by DSP to a DSP Sublicensee, DSP shall pay to National the Royalties for the applicable CompactRISC Core set forth in Exhibit F. For each CompactRISC Core to which DSP obtains the licenses set forth in Sections 5.2 or 5.3, DSP shall pay to National a royalty equal to the amount set forth in under the "[*] Dollar Amount" column in Exhibit F, Section I.B per Compliant Core for the highest cumulative volume of Compliant Products Sold containing the applicable licensed CompactRISC Core, multiplied by the number of Compliant Cores within Compliant Products Sold during the subject fiscal quarter (e.g. for CR16B, $[*] per Compliant CR16B Core multiplied by the number of Compliant CR16B Cores within Compliant Products Sold during the subject fiscal quarter).

15.3.  ROYALTIES PAYABLE BY NATIONAL TO DSP.  [*]

15.4.  NON-MARKET DISPOSITIONS.  [*]

15.5.  FINISHED PRODUCTS.  [*]


-------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

16.0   PAYMENTS AND ACCOUNTING

16.1. Within forty-five (45) days after the end of each Party's fiscal quarter, each Party shall furnish to the other Party a Payment Report, in the form attached hereto as Exhibit H, showing all Fees payable by each Party for such fiscal quarter. If no Fees are due and payable by each Party for such fiscal quarter, that fact shall be shown on the applicable report.

16.2. Within such forty (45) day period, each licensing Party shall pay to the other Party the Fees payable hereunder for such fiscal quarter. All payments hereunder shall be in United States dollars. In the event a licensing Party does not submit the required amount of Fees payable for any quarter and has notified the other Party in writing that its failure to pay specified amounts results from the non-payment by its Sublicensee for a specified license agreement, said licensing Party shall have until the next reporting period to remedy said default by either i) submitting to the other Party the total amount of Fees due with respect to such license agreement for both the previous quarter and the current quarter; or ii) providing the other Party with a copy of the written notice of termination of such license agreement whereupon, subject to the assignment provisions of Section 4.9, the other Party shall waive the Licensing Party's obligation to pay amounts of Fees due attributable to such license agreement. In the event the licensing Party does not remedy the non-payment as set forth above, the other Party may exercise its rights under Section 21.2(A).

16.3. In the event that the United States and/or Israel imposes withholding or other taxes on payments to be made hereunder, the Party making such payment may deduct such taxes from the payments. The Party making such payments shall send to the other Party the tax payment forms and/or such other supporting data as may be required by the applicable tax authority to establish that such taxes have been deducted and paid by the Party making payment on behalf of the other Party. Notwithstanding the foregoing, the Parties agree that any payments due hereunder which are calculated on amounts received from each licensing Party's Sublicensees shall be based on gross amounts due to the licensing Party without deduction for any withholding taxes made by such Sublicensees.

16.4. With respect to the Fees set forth herein, each licensing Party shall keep complete and accurate records. These records shall be maintained for a period of at least three (3) years from the date of payment, notwithstanding the expiration or other termination of this Agreement. Each Party shall be entitled to have an independent auditor examine and audit not more than once a year unless the preceding audit revealed a discrepancy, all such records and such other records and accounts as may contain, under recognized accounting practices, information bearing upon the amount of Fees payable hereunder. The auditor shall be bound under an appropriate confidential disclosure agreement to keep confidential the details of the business affairs of the Party being audited and to limit disclosure of the results of any audit only to the sufficiency of the accounts and the amount, if any, of any additional payment or any other payment or adjustment that should be made. Such audit shall be performed during normal business hours at a mutually agreed upon date and, except as set forth below, shall be paid by the Party engaging the auditor. In the event that any errors in payment shall be determined, such errors shall be corrected by appropriate adjustment in payment in the fiscal quarter during which the error is discovered. Should the amount of any such error and/or omission exceed five percent (5%) of the total amount that should have been paid for the audited period, the party making such error shall reimburse the amount of such underpayment and the reasonable charges of the auditor, and interest on the overdue amount calculated using the prime rate published by Bank of America plus two percent (2%) from the date of accrual of such obligation until complete payment of the underpayment plus interest.

16.5. Unless otherwise notified in writing of a change of address, each licensing Party shall send the Payment Reports and Fees referenced under this section to the other Party at the following addresses:

       REPORTS AND PAYMENT TO NATIONAL
       National Semiconductor Corporation
       2900 Semiconductor Drive, M/S D3-579
       Santa Clara, California 95051
       Attn: Intellectual Property Group, Royalties

       REPORTS AND PAYMENT TO DSP
       DSP Group, Inc.
       3120 Scott Boulevard
       Santa Clara, California 95054
       Attn: Irving Gold

17.0   CONFIDENTIAL INFORMATION

17.1. Each Party shall protect against the unauthorized use or disclosure of Confidential Information of the other Party received hereunder with the care and diligence generally exercised by the receiving Party with respect to its own information of like importance but in no event shall such care and diligence be less than a reasonable care and diligence.

17.2. Notwithstanding any other provision of this Agreement, no information received by a Party hereunder shall be Confidential Information if said information is:

       A. published or otherwise made available to the public other than by a breach of this Agreement by the receiving Party,

       B. received by a Party from an independent third party without any apparent restriction on its dissemination by said third party,

       C. approved for release in writing by the Party designating said information as Confidential Information,

       D. known to or independently developed by the Party receiving Confidential Information hereunder without reference to or use of said Confidential Information, or

       E. disclosed to a third party by the Party transferring said information hereunder without restricting its subsequent disclosure by said third party.

17.3. Disclosure of any Confidential Information by a Party hereunder shall not be precluded if such disclosure is required by law or is in response to a valid order of a court or other government body of the United States or Israel or any political subdivision thereof; provided, however, that the receiving Party shall: (i) immediately notify the other Party of such order and (ii) first make a good faith effort to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purpose for which such order was issued.

17.4.  Each Party agrees that, after the announcement referenced in Section
       22.3 below, each Party shall be entitled to disclose the general nature of this Agreement, and each Party shall be entitled to generally discuss its contractual obligations under this Agreement, excluding any financial terms, to prospective sublicensees, but that the terms and conditions of this Agreement shall otherwise be treated as Confidential Information and neither Party will disclose the terms and conditions to any third party without the prior written consent of the other Party, provided, however, that each Party may disclose the terms and conditions of this Agreement and Payment Reports received pursuant to Section 16.1, to (i) legal counsel of the Parties, accountants, and other professional advisors; (ii) in confidence to banks, investors and other financing sources and their advisors; (iii) in confidence, in connection with an actual or prospective merger or acquisition or similar transaction; or (iv) as provided in Section
       17.3. In addition, National may disclose the total unit sales of Compliant Products.

17.5. DSP acknowledges that the Licensed Technology and Test Boards are extremely sensitive information of National. Accordingly, DSP agrees to restrict access to and use of such materials to only those employees, agents and consultants who require access as part of Licensee's exercise of its rights and fulfillment of its obligations under this Agreement and who do not constitute an unreasonable risk of unauthorized use or disclosure of the CompactRISC technology. DSP and DSP Sublicensees may not use any Confidential Information in the development of any product other than the Compliant Products and DSP shall take, and DSP shall ensure that all DSP

       Sublicensees shall take all reasonably necessary steps to ensure that only those persons who are working on the design, development, manufacturing or marketing of Compliant Products or otherwise have a "need to know" in order for such DSP Sublicensee to exercise their rights and fulfill their obligations under their license agreements with DSP have access to or obtain any such Confidential Information. Each Party shall, and DSP shall require all DSP Sublicensees to obtain the execution of confidentiality agreements with its employees, agents and consultants having access to the Confidential Information and shall diligently enforce such agreements.

17.6. All "Confidential Information" disclosed by National pursuant to the Confidential Disclosure Agreement executed between National and DSP dated January 22, 1997 shall be deemed Confidential Information pursuant to this Section 17.0.

17.7. Except as provided in Section 21.3A below, upon expiration or termination of this Agreement, all Confidential Information and copies thereof shall be immediately returned to the disclosing Party, except for one archival copy which shall be used solely in the event of a dispute concerning this Agreement.

18.0   REPRESENTATIONS AND WARRANTIES; DISCLAIMERS

18.1. The Parties hereby agree, represent and warrant to each other that they have the full and complete right to make the license grants made under this Agreement without the need to obtain any consents not already obtained, and to make the transfer of information as provided for herein. The Parties further represent and warrant that the provisions of this Agreement and their performance thereunder do not violate their Articles of Incorporation or their By-laws or constitute a breach of any agreement with or contractual obligation owed to another person.

18.2.  DSP agrees, represents and warrants that [*]

18.3.  National agrees, represents and warrants that [*]

-------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

       [*]

18.4.  National agrees, represents and warrants that [*]

18.5.  [*]

-------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

19.0   INFRINGEMENT

19.1. Subject to the limitations set forth in this Section, National will indemnify, defend and hold DSP harmless against any claim, suit or proceeding brought against DSP, and against all damages, losses, liabilities, and costs (including, without limitation, reasonable attorneys' fees) arising out of or resulting from a claim that the exercise of any right or license granted to DSP under this Agreement (including, without limitation, the licensing of the Licensed Technology by DSP under Section 3 and the use of the Licensed Technology by DSP under Section 5) constitutes an infringement of any intellectual property right enforceable in [*]. IN NO EVENT SHALL NATIONAL'S LIABILITY UNDER THIS SECTION 19.1 WITH RESPECT TO THIRD PARTY CLAIMS OF PATENT INFRINGEMENT EXCEED THE TOTAL AMOUNT OF FEES PAID BY DSP TO NATIONAL UNDER THIS AGREEMENT.

19.2. Subject to the limitations set forth in this Section, National will defend any claim, suit or proceeding brought against any DSP Sublicensee and pay damages and costs awarded against such DSP Sublicensee, if based on a claim that the exercise of the rights granted to such DSP Sublicensee by DSP pursuant to this Agreement and in accordance with the terms of this Agreement constitutes an infringement of any intellectual property right enforceable in [*].
       IN NO EVENT SHALL NATIONAL'S LIABILITY UNDER THIS SECTION 19.2 WITH RESPECT TO THIRD PARTY CLAIMS OF PATENT INFRINGEMENT EXCEED THE TOTAL AMOUNT OF FEES PAID BY A DSP SUBLICENSEE TO DSP AND REMITTED TO NATIONAL PURSUANT TO THIS AGREEMENT. The Parties agree to each DSP Sublicensee shall be an intended third party beneficiary of National's obligations herein. In addition, upon DSP's written request, National agrees to provide confirmation to potential DSP Sublicensees of National's obligations to DSP Sublicensees under this section 19.2.

19.3. National's obligations under this Section 19.0 are conditioned upon receiving prompt written notice from DSP and/or the DSP Sublicensee, as applicable, and being given full and complete authority, information and assistance (at National's expense) for defense of same. National will pay damages and costs therein awarded against DSP or the DSP Sublicensee, as applicable, but will not be responsible for any compromise made without its written consent. In providing such defense, or in the event that the use or sale of any Compliant Product incorporating, embodying or based upon the Licensed Technology is held to constitute infringement and the use or sale of such Compliant Product is enjoined, National shall, at its sole discretion, [*]

-------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

       [*]

19.4. National's defense and indemnity obligations herein do not extend to any claim, suit or proceeding based upon an infringement or alleged infringement of an intellectual property right by: (i) a manufacturing process of DSP or a DSP Sublicensee; (ii) any modification of the Licensed Technology not made by National; or (iii) the use of the Licensed Technology or any derivatives arising out of the use of the Licensed Technology, in combination with other equipment, technology or software not purchased or licensed from National, provided that such claims would not have occurred but for such process, combination, modification or enhancement. Section 19.0 states the entire liability of National with respect to intellectual property infringement.

20.0   LIMITATION OF LIABILITY

20.1. IN NO EVENT SHALL A PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING LOSS OF PROFITS, REVENUE, DATA, USE, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES, INCURRED BY THE OTHER OR ANY THIRD PARTY IN CONNECTION WITH THIS AGREEMENT OR THE USE OF THE LICENSED TECHNOLOGY, NO MATTER WHAT THEORY OF LIABILITY, AND EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OR PROBABILITY OF SUCH DAMAGES.

20.2. Excluding National's liability under Sections 19.1 and 19.2 and excluding any liability resulting from National's breach of Section 17.0, in no event shall National's liability for claims relating to this Agreement exceed the sum of the amount of i) Fees paid by DSP to National hereunder; and ii) Fees due and payable by National to DSP hereunder as of the date of such claim.

20.3. Excluding any liability resulting from DSP's breach of Section 17.0, in no event shall DSP's liability for claims relating to this Agreement exceed the sum of the amount of i) Fees paid by DSP to National hereunder; and ii) Fees due and payable by DSP to National hereunder as of the date of such claim.

20.4. The Licensed Technology is not designed or licensed for use in the design, development, manufacture or distribution of software used in or in connection with critical components in life support devices or systems. National disclaims any express or implied warranty of fitness for such uses. DSP agrees that it will not use or license the Licensed Technology for such purposes, and that it will ensure that DSP, DSP Sublicensees and their

-------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

       respective customers and end users of the Licensed Technology are provided with a copy of the foregoing notice. For the purpose of this
       Section 20.3, incorporation of a notice in the data sheets for Compliant Products shall be considered adequate notice.

21.0   TERM AND TERMINATION

21.1. TERM. This Agreement shall begin on the Effective Date and shall continue for a period of [*] ([*]) years, or until terminated as provided below.

21.2. TERMINATION. This Agreement may be terminated for cause, in whole or part, at any time by one Party sending a written notice to the other Party of its election to terminate, which notice specifies the reason for the termination. A right to terminate hereunder shall arise upon the happening of any one or more of the following events:

       A. [*] ([*]) days after receipt of written notice from a Party in the event the licensing Party fails to [*];

       B. Upon [*] ([*]) days written notice in the event either Party fails to [*] and such failure is not corrected within the [*] ([*]) day notice period;

       C.   Upon written notice upon any action by [*]; or

       D.   Upon written notice in the event that [*].

21.3.  EFFECT OF EXPIRATION OR TERMINATION.

       A. In the event of expiration or termination of this Agreement, DSP shall promptly destroy or deliver to National all materials comprising, incorporating or using any Licensed Technology, Confidential Information, or National Intellectual Property Rights except that DSP may retain one copy of the Licensed Technology solely in order to perform its obligations to provide support and maintenance to DSP Sublicensees and National Sublicensees.

-------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

            DSP shall provide National with a written statement certifying that DSP has complied with the foregoing obligations.

       B. Except as provided below, all rights and licenses granted by one Party to the other shall terminate upon such expiration or termination, except that (i) if DSP terminates this Agreement pursuant to Section 21.2, any licenses to the Licensed Technology and Test Boards granted to DSP itself shall survive termination;
            (ii) any licenses granted by a Party to a third party pursuant to Sections 6.0 and 7.0 prior to the effective date or expiration or termination shall survive and continue; and (iii) any licenses granted by DSP to DSP Sublicensees prior to the effective date of expiration or termination and National's rights as a third party beneficiary thereof shall survive and continue provided, however, that DSP shall have no further right to license the Licensed Technology upon termination or expiration. The Parties' rights and obligations under Sections 2.3, 4.2 (for the quarter immediately following termination or expiration), 5.1, 5.2 -5.5 if applicable, 8.0, 10.0 and 17.0 through 22.0 shall survive any expiration or termination. In addition, with respect to Sections 6.0, 7.0, 13.0, 14.0 and 15.0, i) the rights of the Party terminating this Agreement shall survive and its corresponding obligations under said Sections shall terminate; ii) the rights of the non-terminating Party under said Sections shall terminate and its corresponding obligations under said Sections shall survive; and iii) the rights and obligations of both Parties under such Sections shall survive upon natural expiration of this Agreement.

21.4. NO LIABILITY FOR LAWFUL TERMINATION. Neither Party shall have the right to recover damages or to indemnification of any nature, whether by way of lost profits, expenditures for promotion, payment for goodwill or otherwise made in connection with the business contemplated by this Agreement due to the permitted or lawful termination of this Agreement. EACH PARTY WAIVES AND RELEASES THE OTHER FROM ANY CLAIM TO COMPENSATION OR INDEMNITY FOR TERMINATION OF THE BUSINESS RELATIONSHIP UNLESS TERMINATION IS IN MATERIAL BREACH OF THIS AGREEMENT.

21.5. NO WAIVER. The failure of either Party to enforce any provision of this Agreement shall not be deemed a waiver of that provision. The rights of the Parties under this Section 21.0 are in addition to any other rights and remedies permitted by law or under this Agreement.

21.6. IRREPARABLE HARM. The Parties acknowledge and agree that breach of Sections 2.4, 4.1, 17.0, 20.4 and 22.9 may cause irreparable harm and continuing damage to National, for which there will be no adequate remedy at law. Accordingly, they agree that each Party will be entitled to seek injunctive relief and/or a decree of specific performance, and such other relief as may be proper.

22.0   MISCELLANEOUS

22.1. NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be valid and sufficient if dispatched by registered or certified mail, postage prepaid, in any post office of the country where mailed, addressed as follows. Either Party may change its address by a notice given to the other Party in the manner set forth above. Notices given as herein provided shall be considered to have been given and delivered upon receipt.

       If to DSP:

       DSP Group, Inc.
       3120 Scott Boulevard
       Santa Clara, California 95054
       Attn:     Irving Gold

       cc:  DSP Semiconductors, Ltd.
            5 Shenkar Street
            Herzelia pituach 46120
            ISRAEL
            Attn: Zeev Bikowsky

       If to National:

       NATIONAL SEMICONDUCTOR CORPORATION
       2900 Semiconductor Drive
       M/S 16-135
       Santa Clara, CA 95052-8090
       Attn:     General Counsel

       cc:  NATIONAL SEMICONDUCTOR CORPORATION
            2900 Semiconductor Drive, M/S D-3 985
            Santa Clara, CA 95052
            Attn:     Cores Technology Unit

22.2. ASSIGNMENT. Neither this Agreement nor any right or obligation hereunder is assignable or delegable in whole or in part, whether by operation of law or otherwise, by either Party without the express written consent of other Party except that DSP acknowledges that National may assign this Agreement to any entity which controls, is controlled by, or is under common control with National, or to any entity resulting from the merger or consolidation with or reorganization of National provided that National remains the guarantor of its obligations under this Agreement. Furthermore, subject to DSP's right of first refusal as set forth in Section 4.5 above, National may assign this Agreement to any third which acquires from National all or substantially all of the Licensed Technology without DSP's written consent. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties and their respective permitted successors and assigns.

22.3. PUBLICITY. The Parties shall announce the existence of their relationship and this Agreement at a time to be mutually determined, but in any event within sixty (60) days of the Effective Date.
       Neither Party shall unreasonably withhold its consent to a proposed announcement time. The Parties further agree that after such announcement, each Party may list DSP as a licensor of the Licensed Technology. Any publicity regarding the subject matter of this Agreement shall be jointly planned and coordinated by the Parties. Except as provided in Section 17.4 or as otherwise expressly provided in this Agreement, neither Party shall publicize or otherwise disclose the terms of this Agreement without the prior written approval of the other Party.

22.4. EMPLOYEES. It is understood and agreed that in no event shall an employee of one Party be considered for any purpose an employee of the other Party. To the extent this Agreement involves work by one Party on the premises of the other Party, the visiting Party shall take all necessary precautions to prevent the occurrence of any injury to persons or property during the progress of such work and, except to the extent that any injury is caused by negligence of the host Party, said visiting Party shall indemnify the host Party against all losses which are caused by any negligent act or omission of the visiting Party, its agents, employees or subcontractors, and the visiting Party shall maintain such public liability, property damage and employer's liability compensation insurance as will protect the host Party from risks and from claims under any applicable worker's compensation or occupational disease acts. Each Party shall instruct and require their respective visiting employees to observe and obey all rules, policies and procedures in effect at the facilities of the other Party.

22.5. DISCLAIMER OF AGENCY. DSP is not authorized to make any representation or warranty on behalf of National to any third party. The relationship created hereby is that of licensor and licensee and the Parties hereby acknowledge and agree that nothing herein shall be deemed to constitute DSP as a franchisee of National. DSP hereby waives the benefit of any state or federal statutes dealing with the establishment and regulation of franchisees.

22.6. SEVERABILITY. If any provision of this Agreement is for any reason found to be ineffective, unenforceable or illegal, such condition shall not affect the validity or enforceability of any of the remaining portions hereof; provided, further, that the Parties shall negotiate in good faith to replace any ineffective, unenforceable or illegal provision with an effective replacement as soon as is practical.

22.7. FORCE MAJEURE. Neither Party shall be liable in damages or have the right to cancel for any delay or default in performing hereunder if such delay or default is caused by conditions beyond the control of the delaying or defaulting Party, including but not limited to acts of God, government restrictions, continuing domestic or international problems such as wars or insurrections, strikes, fires, floods, work stoppages and embargoes; provided, however, that either Party shall have the right to terminate this Agreement upon thirty (30) days prior written notice if the delay or default of the other Party due to any of the above-mentioned causes continues for a period of six (6) months.

22.8. COUNTERPART ORIGINALS. This Agreement is being executed simultaneously in two (2) counterparts, each of which shall be deemed an original but both of which together constitute one and the same instrument.

22.9. EXPORT CONTROL. The Parties shall comply with any and all export regulations and rules now in effect or as may be issued from time to time by the Bureau of Export Administration of the United States Department of Commerce or any other federal governmental authority which has jurisdiction relating to the export of technology from the United States of America in connection with this Agreement. National shall provide DSP with reasonable assistance in complying with such regulations and rules. Without limiting the generality of the foregoing, National agrees to use reasonable efforts to file an application with the Bureau of Export Administration for the classification of the Licensed Technology. National shall provide DSP with a copy of any information received from the Office of Export Administration regarding such application however such information is provided solely for DSP's reference and shall not be deemed in any respect as counsel or advice by National to DSP of any export requirements or as a waiver of DSP's obligations under this Agreement.
        It is a requirement of DSP to comply with any classification and export/reexport requirements with respect to the Licensed Technology and any direct product thereof. The obligations under this Section
       22.9 shall survive any expiration or termination of this Agreement.

22.10. GOVERNING LAW. This Agreement and the performance of the Parties hereunder shall be construed in accordance with and governed by the laws of the State of California without giving effect to its choice of law provisions. The Parties agree that California shall have non-exclusive jurisdiction to determine the validity, construction and performance of this Agreement and the legal relations between the Parties.

22.11. EFFECT OF HEADINGS. The headings and sub-headings contained herein are for information purposes only and shall have no effect upon the intended purpose or interpretation of the provisions of this Agreement.

22.12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding between the Parties and integrates all prior discussions and proposals (whether oral or written) between them related to the subject matter hereof. No modification of any of the terms of this Agreement shall be valid unless in writing and signed by a duly authorized officer of each Party.

     IN WITNESS WHEREOF, the Parties have had this Agreement executed by their respective authorized officers on the date written below.

By and on behalf of:                    By and on behalf of:

NATIONAL SEMICONDUCTOR CORPORATION      DSP GROUP, INC.

BY: /s/ MIKE BEREZIUK                   BY: /s/ ELI AYALON

ITS: Senior VP & General Manager,
             Personal Systems Group     ITS: President & CEO

DATE:  10/3/97                          DATE:  10/30/97


                                        DSP SEMICONDUCTORS, LTD.

                                        BY  /s/ IGAL KOHAVI

                                        ITS: Chairman of the Board

                                        DATE  10/30/97

                                 EXHIBIT A
                           LICENSED TECHNOLOGY

The codes in the following tables shall have the meaning set forth below:

"S" Synthesizable or source item that DSP may provide to a DSP Sublicensee in original format

"B"  Binary or object only "NA"    Not available

"T"  Transferable by DSP to a DSP Sublicensee

"NT" Not transferable by DSP to a DSP Sublicensee

"C"  Confidential

"NC" Non-confidential

CR 16B CORE

ITEM                              CODES                                  DESCRIPTION

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]



For the CR16B Core, the model will be available in SYNTHESIZEABLE VERILOG-XL HDL on Sun/SPARC. [*] The HDL model shall include the full functionality of the CompactRISC technology and have been validated on test patterns prior to release.

Since cell libraries are manufacturing process specific, the verilog models and synopsis scripts of the Licensed Technology are provided without the cell libraries that were used to create the models. Modification is required by customers/users for their individual processes and cell libraries.

-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

CR 16B BASE MEGACELL MODULES

ITEM                              CODES                                  DESCRIPTION


[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]


CR16B TEST SUITE

ITEM                              CODES                                  DESCRIPTION


[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]


CR16B TOOLS

ITEM                              CODES                                  DESCRIPTION


CR16-SWW-XXX            NC          T          B              Workgroup License (5 seats) for Tools.


The Tools are provided on CD-ROM, with a complete set of instruction manuals in PDF format. The only manuals printed on paper are the Introduction and Programmer's Reference Manual. All other manuals can be printed from the CD-ROM. The Licensee is authorized to print as many copies of the manuals as required for internal use only.

-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

ITEM                              CODES                                  DESCRIPTION


[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]

[*]                     [*]        [*]       [*]                             [*]


-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT B
                          TEST CHIP AND TEST BOARD

The codes in the following tables shall have the meaning set forth below:


"S" Synthesizable or source item that DSP may provide to a DSP Sublicensee in original format.

"B"  Binary or object only

"T"  Transferable by DSP to a DSP Sublicensee

"NT" Not transferable by DSP to a DSP Sublicensee

"C"  Confidential Material

"NC" NON-Confidential Material

ITEM                              CODES                                  DESCRIPTION

    TEST CHIP           C          NT        B            CompactRISC chip that runs the Core Verification
                                                          Programs

    TEST CHIP           C          T         S            Defines the features and functions required for
  SPECIFICATION                                           testing compatibility of the CompactRISC core
                                                          architecture providing examples of basic verification
                                                          environment.

   TEST BOARD           C          T         S            Compliance testing board for use
                                                          in testing the accuracy of a port of CompactRISC
                                                          Technology to a specific process.  Includes test
                                                          scripts to be downloaded to the Test Chip verified.

                                   EXHIBIT C
                              DELIVERY SCHEDULE

The codes in the following tables shall have the meaning set forth below:

"S" Synthesizable or source item that DSP may provide to a DSP Sublicensee in original format.

"B"  Binary or object only

"NA" Not available

"T"  Transferable by DSP to a DSP Sublicensee

"NT" Not transferable by DSP to a DSP Sublicensee

"LT" Shown previously in "Licensed Technology" - Exhibit A & B.

"C"  Confidential Material.

"NC" NON-Confidential Material.

                                                                          WHO
ITEM                 DESCRIPTION                       CODES            DELIVERS               WHEN


[*]                      [*]                    [*]     [*]     [*]       [*]                  [*]

                         [*]                    [*]     [*]     [*]       [*]                  [*]

[*]                      [*]                    [*]     [*]     [*]       [*]                  [*]

[*]                      [*]                    [*]     [*]     [*]       [*]                  [*]

[*]                      [*]                    [*]     [*]     [*]       [*]                  [*]

[*]                      [*]                    [*]     [*]     [*]       [*]                  [*]

[*]                      [*]                    [*]     [*]     [*]       [*]                  [*]


-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT D

                               SUBLICENSE FEES

I.   CR16B SUBLICENSE FEES PAYABLE BY DSP TO NATIONAL

Subject to the provisions set forth in Section 5.3, for each license to a CR16B Core granted by DSP to a DSP Sublicensee, DSP shall pay to National a Sublicense Fee, which shall be equal to [*]:

A.   the [*] sublicense fee in accordance with the table set forth below:


     CUMULATIVE NUMBER OF          [*] SUBLICENSE FEE
     CR16B CORES LICENSED          PER CR16B CORE SUBLICENSE


     [*]                            $[*]
     [*]                            $[*]
     [*]                            $[*]
     [*] or more                    $[*]

     [*]


B. [*] percent ([*]%) of the License Charges payable by each DSP Sublicensee to DSP.

II.  CR16B SUBLICENSE FEES PAYABLE BY NATIONAL TO DSP

Subject to the provisions set forth in Section 2.3 and 5.3, for each license to a CR16B Core granted by National to a National Sublicensee, National shall pay to DSP a Sublicense Fee which shall be equal to [*]:

A.   the [*] sublicense fee in accordance with the table set forth below:


     CUMULATIVE NUMBER OF          [*] SUBLICENSE FEE
     CR16B CORES LICENSED          PER CR16B CORE SUBLICENSE


     [*]                            $[*]
     [*]                            $[*]
     [*]                            $[*]
     [*] or more                    $[*]

     [*]


B. [*] percent ([*]%) of the License Charges payable by each National Sublicensee to National.

-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT E
                                SUPPORT FEES

I.   SUPPORT FEES PAYABLE BY DSP TO NATIONAL

     Subject to the provisions set forth in Section 5.3, for each license to a CompactRISC Core granted by DSP to a DSP Sublicensee, DSP shall pay to National an annual Support Fee for [*] which shall be equal to [*]:

     A.   the [*] annual support fee of $[*] per licensed CompactRISC Core; [*]

     B. [*] percent ([*]%) of the Support Charges payable by each DSP Sublicensee to DSP.

     Thereafter, DSP shall be required to pay an annual Support Fee only if DSP is entitled to receive Support Charges from the applicable DSP Sublicensee. In such event, DSP shall be required to pay [*] percent ([*]%) of the Support Charges payable by each DSP Sublicensee to DSP on an annual basis.

II.  SUPPORT FEES PAYABLE BY NATIONAL TO DSP

     Subject to the provisions set forth in Section 2.3 and 5.3, for each license to a CompactRSIC Core granted by National to a National Sublicensee, National shall pay to DSP an annual Support Fee for [*] which shall be equal to [*]:

     A.   the [*] annual support fee of $[*] per licensed CompactRISC Core; [*]

     B. [*] percent ([*]%) of the Support Charges payable by each National Sublicensee to National.

     Thereafter, National shall be required to pay an annual Support Fee only if National is entitled to receive Support Charges from the applicable National Sublicensee. In such event, National shall be required to pay [*] percent ([*]%) of the Support Charges payable by each National Sublicensee to National on an annual basis.

-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT F

                                  ROYALTIES

I.   CR16B ROYALTIES PAYABLE BY DSP TO NATIONAL

     Subject to the provisions set forth in Section 5.3, for each license to a CR16B Core granted by DSP to a DSP Sublicensee, DSP shall pay to National Royalties, which shall be equal to [*]:

     A. [*] percent ([*]%) of the actual royalty payable to DSP pursuant to such license; [*]

     B.   the [*] of the applicable [*] royalty

          i) based upon the [*] for the cumulative volume of Compliant Products Sold containing the CR16B Core, multiplied by the number of CR16B Compliant Cores within Compliant Products Sold during the subject fiscal quarter; [*]

         ii) based upon the [*] Dollar Cap per CR16B Compliant Core for the cumulative volume of Compliant Products Sold containing the CR16B Core, multiplied by the number of CR16B Compliant Cores within Compliant Products Sold during the subject fiscal quarter.

     [*]

     C. the applicable [*] royalty based upon the [*] Dollar Amount per CR16B Compliant Core for the cumulative volume of Compliant Products Sold containing the CR16B Core, multiplied by the number of CR16B Compliant Cores within Compliant Products Sold during the subject fiscal quarter.


     Cumulative Volume
       of Compliant
       Products Sold         Percentage of                             [*] Dollar
      Containing CR16B            ASP             [*] Dollar Cap          Amount


             [*]                  [*]%                 $[*]               $[*]
             [*]                  [*]%                 $[*]               $[*]
             [*]                  [*]%                 $[*]               $[*]
             [*]                  [*]%                 $[*]               $[*]


-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

II.  CR16B ROYALTIES PAYABLE BY NATIONAL TO DSP

     Subject to the provisions set forth in Section 2.3 and 5.3, for each license to a CR16B Core granted by National to a National Sublicensee, National shall pay to DSP Royalties, which shall be equal to [*]:

     A. [*] percent ([*]%) of the actual royalty payable to National pursuant to such license; [*]

     B.   the [*] of the applicable [*] royalty

          i) based upon the [*] for the cumulative volume of Compliant Products Sold containing the CR16B Core, multiplied by the number of CR16B Compliant Cores within Compliant Products Sold during the subject fiscal quarter; [*]

         ii) based upon the [*] Dollar Cap per CR16B Compliant Core for the cumulative volume of Compliant Products Sold containing the CR16B Core, multiplied by the number of CR16B Compliant Cores within Compliant Products Sold during the subject fiscal quarter.

     [*]

     C. the applicable [*] royalty based upon the [*] Dollar Amount per CR16B Compliant Core for the cumulative volume of Compliant Products Sold containing the CR16B Core, multiplied by the number of CR16B Compliant Cores within Compliant Products Sold during the subject fiscal quarter.

      CUMULATIVE
       VOLUME OF
       COMPLIANT
     PRODUCTS SOLD     PERCENTAGE                    [*] DOLLAR
   CONTAINING CR16B      OF ASP      [*] DOLLAR CAP    AMOUNT


          [*]             [*]%            $[*]          $[*]
          [*]             [*]%            $[*]          $[*]
          [*]             [*]%            $[*]          $[*]
          [*]             [*]%            $[*]          $[*]


-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT G
                  ADDITIONAL TERMS FOR LICENSING [*] CORE

SUBLICENSE FEES

I    [*] SUBLICENSE FEES PAYABLE BY DSP TO NATIONAL

     Subject to the provisions set forth in Section 5.3, for each license to a [*] Core granted by DSP to a DSP Sublicensee, DSP shall pay to National a Sublicense Fee, which shall be equal to [*]:

     A.   the [*] sublicense fee in accordance with the table set forth below:


CUMULATIVE NUMBER OF                      [*] SUBLICENSE FEE
[*] CORES LICENSED                     PER [*] CORE SUBLICENSE


[*]                                              $[*]
[*]                                              $[*]
[*]                                              $[*]
[*] or more                                      $[*]


[*]

     B. [*] percent ([*]%) of the License Charges payable by each DSP Sublicensee to DSP.

II.  [*]SUBLICENSE FEES PAYABLE BY NATIONAL TO DSP

     Subject to the provisions set forth in Section 2.3 and 5.3, for each license to a [*] Core granted by National to a National Sublicensee, National shall pay to DSP a Sublicense Fee which shall be equal to [*]:

     A.   the [*] sublicense fee in accordance with the table set forth below:


CUMULATIVE NUMBER OF                      [*] SUBLICENSE FEE
[*] CORES LICENSED                     PER [*] CORE SUBLICENSE


[*]                                              $[*]
[*]                                              $[*]
[*]                                              $[*]
[*] or more $[*]


[*]

     B. [*] percent ([*]%) of the License Charges payable by each National Sublicensee to National.

-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                   ROYALTIES

I.   [*] ROYALTIES PAYABLE BY DSP TO NATIONAL

     Subject to the provisions set forth in Section 5.3, for each license to a [*] Core granted by DSP to a DSP Sublicensee, DSP shall pay to National Royalties, which shall be equal to [*]:

     A. [*] percent ([*]%) of the actual royalty payable to DSP pursuant to such license; [*]

     B.   the [*] of the applicable [*] royalty

          i) based upon the [*] for the cumulative volume of Compliant Products Sold containing the [*] Core, multiplied by the number of [*] Compliant Cores within Compliant Products Sold during the subject fiscal quarter; [*]

         ii) based upon the [*] Dollar Cap per [*] Compliant Core for the cumulative volume of Compliant Products Sold containing the [*] Core, multiplied by the number of [*] Compliant Cores within Compliant Products Sold during the subject fiscal quarter.

     [*]

     C. the applicable [*] royalty based upon the [*] Dollar Amount per [*] Compliant Core for the cumulative volume of Compliant Products Sold containing the [*] Core, multiplied by the number of [*] Compliant Cores within Compliant Products Sold during the subject fiscal quarter.


       CUMULATIVE
        VOLUME OF
        COMPLIANT
      PRODUCTS SOLD     PERCENTAGE OF    [*] DOLLAR    [*] DOLLAR
     CONTAINING [*]          ASP            CAP          AMOUNT


           [*]              [*]%            $[*]          $[*]
           [*]              [*]%            $[*]          $[*]
           [*]              [*]%            $[*]          $[*]
           [*]              [*]%            $[*]          $[*]


-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

II.  [*] ROYALTIES PAYABLE BY NATIONAL TO DSP

     Subject to the provisions set forth in Section 2.3 and 5.3, for each license to a [*] Core granted by National to a National Sublicensee, National shall pay to DSP Royalties, which shall be equal to [*]:

     A. [*] percent ([*]%) of the actual royalty payable to National pursuant to such license; [*]

     B.   the [*] of the applicable [*] royalty

          i) based upon the [*] for the cumulative volume of Compliant Products Sold containing the [*] Core, multiplied by the number of [*] Compliant Cores within Compliant Products Sold during the subject fiscal quarter; [*]

         ii) based upon the [*] Dollar Cap per [*] Compliant Core for the Cumulative volume of Compliant Products Sold containing the [*] Core, multiplied by the number of [*] Compliant Cores within Compliant Products Sold during the subject fiscal quarter.

     [*]

     C. the applicable [*] royalty based upon the [*] Dollar Amount per [*] Compliant Core for the cumulative volume of Compliant Products Sold containing the [*] Core, multiplied by the number of [*] Compliant Cores within Compliant Products Sold during the subject fiscal quarter.


       CUMULATIVE
        VOLUME OF
        COMPLIANT
      PRODUCTS SOLD     PERCENTAGE     [*] DOLLAR    [*] DOLLAR
     CONTAINING [*]       OF ASP          CAP          AMOUNT


           [*]             [*]%           $[*]          $[*]
           [*]             [*]%           $[*]          $[*]
           [*]             [*]%           $[*]          $[*]
           [*]             [*]%           $[*]          $[*]



-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT H

                              PAYMENT REPORT FORM

                   QUARTERLY REPORT FOR QUARTER ENDING */*/*


                                                   Units                                         Payment    Per Unit
                                      Sales       Shipped     ASP ($/units)     Method of Fee      to:       Charge      Payment
      Name            Desc.        Revenue ($)    (units)         or Fee         Calculation       ____:      ($u)        (u*$u)
      ----            -----        -----------    -------     -------------     -------------    -------    --------     -------


                  License
                  CR16B

    Customer     Sublicense Fee
        A

                   Support Fee

                    Royalties

                      Tools
      Total

                     License
                      CR32B

   Customer A    Sublicense Fees

                  Support Fees

                    Royalties

                      Tools
      Total

      TOTAL                                                                                                                 $


                                  EXHIBIT H

                           SAMPLE PAYMENT REPORT
                        (DSP REPORTING TO NATIONAL)

                 Quarterly Report for Quarter Ending */*/*


 Name        Desc.       Sales Revenue   Units Shipped   ASP ($/units)    Method of Fee    Payment      Per Unit       Payment
                             ($)           (units)          of Fee         Calculation       to:       Charge ($u)      (u*$u)
                                                                                          National:


                   License            [*]            [*]            [*]             [*]          [*]        [*]            [*]

   Customer     CR16B Royalty         [*]            [*]            [*]             [*]          [*]        [*]            [*]
      A

                 [*] Royalty          [*]            [*]            [*]             [*]          [*]        [*]            [*]

                   Support            [*]            [*]            [*]             [*]          [*]        [*]            [*]
                  Quarterly

                    Tools             [*]            [*]            [*]             [*]          [*]        [*]            [*]

   Total A                                                                                                                 [*]

                   License            [*]            [*]            [*]             [*]          [*]        [*]            [*]

  Customer B    CR16B Royalty         [*]            [*]            [*]             [*]          [*]        [*]            [*]

               Support Yearly         [*]            [*]            [*]             [*]          [*]        [*]            [*]

                    Tools             [*]            [*]            [*]             [*]          [*]        [*]            [*]

   Total B                                                                                                                 [*]

    New C        [*] License          [*]            [*]            [*]             [*]          [*]        [*]            [*]

                  Royalties           [*]            [*]            [*]             [*]          [*]        [*]            [*]

                   Support            [*]            [*]            [*]             [*]          [*]        [*]            [*]

                    Tools             [*]            [*]            [*]             [*]          [*]        [*]            [*]

   Total C                                                                                                                 [*]

   Total to                                                                                                                [*]
     NCS


-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT I
                          NEW LICENSEE NOTIFICATION


                                                   Support        Prepaid         Cumulative      % of
     Name      Core Licensed   License Charges     Charges       Royalties          Volume        ASP      Cap       Minimum


   Customer
     Name
         -------------------------------------

         -------------------------------------

         -------------------------------------


Payment Terms and Conditions: (For example: License Fee to be paid in a lump sum; Sublicensee paid 2 years of support in lump sum; No prepaid royalties)

                                  EXHIBIT J

                         ADDITIONAL TRAINING RATES

Scheduled Training in Santa Clara, California

There are pre-scheduled training sessions every [*]. The training is given at the National's Santa Clara, California, facilities.

$[*] per person maximum of [*] persons per session of a 2-3 days. If number of participant is less then 6 persons session will be canceled.

Specially Scheduled Training Sessions

These are individual or emergency training sessions for specific business units and customers. Cost is $[*] for 1 to [*] people. Travel expenses if done out side the Santa Clara, California, facilities are done at cost. An extra $[*] will be added for sessions to be handled outside the US.

National reserves the right to change the above rates without prior written notice.

-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT K
                  ADDITIONAL SUPPORT AND MAINTENANCE RATES

The following are National's standard rates for support and maintenance services in effect as of the Effective Date. The rates are subject to change without notice.

Engineering/Support

     All rates are based on man/hour rates, both on-site and during travel. All travel, accommodations and other expenses will be billed at a reasonable rate.

     1.   Applications Engineer    $[*]

     2.   Senior Engineer/Manager  $[*]

          Note: There is a minimum of 8 hours of billable time per each service/support request.

-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT L
                        EXCLUDED NATIONAL SUBLICENSEES

[*]

-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT M
                   NATIONAL INTELLECTUAL PROPERTY RIGHTS

PATENTS

5,566,308 Processor Core Which Provides a Linear Extension of an Addressable Memory Space

INVENTIONS

[*]

COPYRIGHTS

Copyright on all Licensed Technology listed in Exhibit A, whether delivered as any form of software code or in printed form owned by National and/or its licensors.

-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT N
                              END USER LICENSE

NAME OF DSP SUBLICENSEE ("LICENSOR") IS WILLING TO LICENSE THE SOFTWARE INCORPORATED IN THIS PRODUCT TO YOU ("LICENSEE") ONLY UPON THE CONDITION THAT YOU ACCEPT ALL OF THE TERMS CONTAINED IN THIS LICENSE AGREEMENT. READ THE TERMS AND CONDITIONS OF THIS AGREEMENT CAREFULLY BEFORE OPENING AND USING THE PRODUCT. BY OPENING AND/OR USING THE PRODUCT, YOU AGREE TO THE TERMS AND CONDITIONS OF THIS AGREEMENT. IF YOU ARE NOT WILLING TO BE BOUND BY THIS AGREEMENT, RETURN THE PRODUCT UNUSED WITHIN FIFTEEN (15) DAYS OF RECEIPT. UPON SUCH RETURN, YOU WILL RECEIVE A REFUND OF THE LICENSE FEE PAID, IF ANY.

1.   LICENSE GRANT

Licensee is granted a nontransferable, nonexclusive, license to use the software identified on Exhibit A ("Software") at the location(s) identified on Exhibit A under the following terms and conditions. Licensee may use the Software on any one computer at one time except that the Software may be executed from a common disc shared by multiple CPUs provided that one authorized copy of the Software has been licensed from Licensor for each CPU executing the Software. Licensee may make one (1) copy of the Software for back-up and archival purposes only. Licensee may modify and compile the source code of the Software solely for the purpose of integrating the Software into the Licensee's software development tools suite. Except as provided above, Licensee shall have no right to (i) modify the Software; (ii) sell, supply or otherwise distribute the Software in any form; or (iii) reverse engineer, de-compile or disassemble the Software, in whole or in part.

The Software is not designed or licensed for use in the design, development, manufacture or distribution of software used in or in connection with critical components in life support devices or systems.

The Software is the property of Licensor and/or its licensors. Other than the limited license rights granted in this Agreement, Licensee acquires no right, title or interest in or to the Software.

2.   COPYRIGHTS AND TRADEMARKS

Licensee shall reproduce and apply any copyright or other proprietary rights notices included on or embedded in the Software to any copies of the Software in whole or in part, in any form. Licensee shall have no right to use any of the trademarks or trade names appearing within the Software absent a separate written agreement between Licensee, Licensor and Licensor's licensors if applicable.

3.   TERM AND TERMINATION

This Agreement is effective from the date Licensee breaks the seal preventing access to the Software and will remain in force until terminated. Licensee may terminate this Agreement at any time by returning the Software, including any documentation, to Licensor. This Agreement will terminate immediately without notice from Licensor if Licensee fails to comply with any provisions of this Agreement. Upon termination of this Agreement, use of all Software by Licensee shall be immediately discontinued, the Agreement and all rights granted hereunder shall cease, and Licensee shall return or certify the destruction of all copies of the Software including any documentation to Licensor.

4,   LIMITED WARRANTY

Licensor warrants that the disks containing the Software shall be free from defects in materials and workmanship under normal use for a period of ninety
(90) days from the date of delivery. Any written or oral information or advice given by Licensor, its distributors, agents or employees will in no way increase the scope of this warranty. Licensor's entire liability and the Licensee's exclusive remedy will be, at Licensor's sole option, to replace the disk or refund to Licensee the amounts paid by Licensee for the Software, if any. Any replacement disks will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is the longer. Licensee agrees that the supply of the Software does not include updates and upgrades, which may be available from Licensor under a separate support agreement.

THE ABOVE WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. THE SOFTWARE DOES NOT CONSTITUTE "CONSUMER GOODS' FOR THE PURPOSES OF THE LAWS OR REGULATIONS OF ANY GOVERNMENTAL, REGULATORY OR SIMILAR AUTHORITY.

5.   LIMITATION OF LIABILITY

IN NO EVENT WILL LICENSOR BE LIABLE FOR ANY INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING LOST REVENUES, DATA, OR PROFITS RELATING TO THIS LICENSE, INCLUDING BUT NOT LIMITED TO ANY DAMAGES RESULTING FROM ITS PERFORMANCE, FAILURE TO PERFORM, OR THE FURNISHING, PERFORMANCE OR USE OF THE SOFTWARE, WHETHER DUE TO BREACH OF CONTRACT, BREACH OF WARRANTY, OR NEGLIGENCE EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OR PROBABILITY OF SUCH DAMAGES. THE MAXIMUM LIABILITY OF LICENSOR SHALL BE LIMITED TO REFUNDING LICENSEE THE FEE PAID BY LICENSEE FOR THE SOFTWARE, IF ANY. THE FOREGOING LIMITATIONS SHALL APPLY EVEN IF THE ABOVE STATED WARRANTY FAILS OF ITS ESSENTIAL PURPOSE.

6.   CONFIDENTIAL INFORMATION

The Software and any related documentation provided hereunder is the confidential information of Licensor or its licensors ("Confidential Information"). Licensee shall not disclose Confidential Information to any third party and shall use it only for purposes specifically authorized by this License. This License will not affect any other confidential disclosure agreement between the parties.

7.   EXPORT

Licensee agrees to comply strictly with all applicable laws and regulations relating to the use and distribution of the Software and acknowledges that, to the extent that it is authorized by this License to export, re-export or import Software, it has the responsibility to obtain all licenses required to export, re-export or import Software.

8.   U.S. GOVERNMENT RESTRICTED RIGHTS

The Software is provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to the restrictions as set forth in subparagraph
(c) (1) (ii) of the Rights in Technical Data and Computer Software Clause as DFARS 252.227-7013 and FAR 52.227-19, as applicable. Manufacturer is National Semiconductor Corporation, 2900 Semiconductor Drive, Santa Clara, California 95052.

9.   ASSIGNMENT

Neither this Agreement (including any licenses and rights granted hereunder), nor the Software may be sold, leased, assigned, disseminated, disclosed, sublicensed or otherwise transferred, in whole or in part, by Licensee to any third party without the prior written consent of Licensor. Transfer to a U.S. government department or agency or to a prime or lower tier contractor in connection with a U.S. government contract shall be made only upon the prior written agreement to terms agreed by Licensor.

10.  GOVERNING LAW

Any action related to this License will be governed by California law, excluding its choice of law provisions. If any of the above provisions are held to be in violation of applicable law, void, or unenforceable in any jurisdiction, then such provisions are hereby waived to the extent necessary for the Agreement to be otherwise enforceable in such jurisdiction. However, if in Licensor's opinion deletion of any provisions of the Agreement by operation of this paragraph unreasonably compromises the rights or liabilities of Licensor or its licensors, Licensor reserves the right to terminate the Agreement and refund the fee paid by Licensee, if any, as Licensee's sole and exclusive remedy.

11.  INTEGRATION

This Agreement is the entire agreement between Licensee and Licensor relating to the Software and: (i) supersedes all prior or contemporaneous oral or written communications, proposals and representations with respect to its subject matter; and (ii) prevails over any conflicting or additional terms of any quote, order, acknowledgement or similar communication between the parties during the term of this Agreement. No modification to this Agreement will be binding unless in writing and signed by a duly authorized representative of each party.

                                  EXHIBIT O

                            TRADEMARK GUIDELINES

1. DSP and its Sublicensees must use the TM symbol as a superscript or subscript after the first prominent use (e. g. titles, headlines, taglines, paragraph headings, etc.) of the CompactRISC trademark and at its first use in the text or body copy.

2. DSP and its Sublicensees must provide notice in each document in which the CompactRISC trademark is used that it is a trademark of National Semiconductor Corporation, a reference example is shown below.

3. DSP and its Sublicensees shall not use the CompactRISC Trademark as a noun, but only as a proper adjective modifying a noun (example of acceptable usage: CompactRISC technology).

4. DSP and its Sublicensees shall not use the CompactRISC trademark, or any derivation of it, on any product, in any form.

5. DSP and its Sublicensees are required to mark with the CompactRISC trademark all data sheets and other collateral materials for those Compliant Products which are sold in a form where the architecture or instruction set is open or accessible for reprogramming. If the Compliant Product has a closed architecture and the end users do not need to know the instruction set, DSP and its Sublicensees may mark such data sheets and other collateral materials with the CompactRISC trademark but are not required to do so.

EXAMPLE OF CORRECT REFERENCE TO OWNERSHIP:
CompactRISC-TM- is a Trademark of National Semiconductor Corporation

USAGE EXAMPLE: CORRECT USE
The CompactRISC-TM- Instruction Set beats all the competition. CompactRISC Architecture is the best RISC core on the market today.

USAGE EXAMPLE: INCORRECT USE
CompactRISC beats all the competition. ABC Co. uses CompactRISC-TM- in it's XYZ product.

                                  EXHIBIT P
                       TEST CHIP VERIFICATION RATES




         Item              NRE fee                     Comments


   Verification of           $[*]       Design and layout of a test chip on
 each Compliant Core                    target process, Preparing patterns for
                                        the test chip, improvement in existing
                                        patterns if necessary, and design and
                                        build of a tester load-board (~10 man-
                                        months+board costs).


National reserves the right to change its rates for test chip verification at any time without notice.


-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT Q
                                 TOOLS FEES

                       Estimated VAR
                          Cost Per
        Tools         Additional Seat                 Description


     CR16-SWA-1xx           $[*]         Additional Individual (1 seat) license
                                                       for tools.


All tools can be purchased from National at the then currently published rates. National reserves the right to change its rates for tools at any time without notice.

-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT R
                COMPACTRISC CORES LICENSED FOR DSP'S OWN USE


Core Licensed to DSP                                        Effective Date of License




                                  EXHIBIT S

                                ERROR REPORT


NAME:                       ____________    PHONE  ___-_________

COMPANY/UNIT NAME:          ____________    FAX:   ___-_________

DATE OF REPORT:             ____________    E-MAIL:___-_________

ISSUE NUMBER:  _____________ (ASSIGNED BY CTU)

Short Description: ___________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________


Severity:    HIGH   q Critical     q Severe    q Moderate    q Minor   q Low
TYPE:       q S/W   q H/W          q CORE      q SPEC        q MANUALS
REVISION NUMBER: ____________
MODULE
SUSPECTED:____________________________________________________________________

Found By: ______________________________

INSTRUCTIONS TO REPRODUCE:

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

FOR NSC USE ONLY

DATE: _____________ HANDLED BY:_____________________________

SEVERITY:       q Critical       q Severe       q Moderate       q Minor
TYPE:     ASAP     q 1month     q 3 months      q 6 months     q Next Release

COMMENTS: ____________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

                                  EXHIBIT T
              SUPPORT AND MAINTENANCE TO BE PROVIDED BY DSP

0.0 "Supported Sublicensee" shall mean any National Sublicensee for which DSP directly provides support and maintenance services.

1.1 During the term of this Agreement, DSP shall, if required, provide a reasonable level of the support and maintenance services described in Sections 1.2 1.7 to each Supported Sublicensee. National shall have no obligation to provide any support or maintenance services to a Supported Sublicensee receiving support directly from DSP.

1.2 DSP shall provide reasonable telephone and electronic mail support regarding the operation, design and other technical aspects of the Licensed Technology. Such support will be available during DSP's normal business hours, Monday through Friday (excluding DSP holidays).

1.3 DSP shall promptly notify Supported Sublicensees via electronic mail of the existence of any positively identified Errors in the form of the report set forth in Exhibit S ("Error Report"). DSP shall provide Supported Sublicensees with any Error corrections to the Licensed Technology at such time as they are generally made available to DSP.

1.4 DSP shall provide Supported Sublicensees with all modifications, enhancements and updates to the Licensed Technology which are generally made available to DSP at such time as they are generally made available to DSP Sublicensees.

1.5 If DSP reasonably determines that Errors are caused by mistakes or errors contained in the applicable Licensed Technology documentation, DSP shall request that National promptly issue corrections to such documentation.

1.6 Upon DSP's receipt of an Error Report and test case from the Supported Sublicensee, DSP will within [*] ([*]) days verify that it is a valid Error and that the Error was not previously reported by DSP. For verified and previously unreported Errors, DSP will promptly provide such materials to National. Supported Sublicensee shall provide DSP, and DSP will forward to National, such samples, technical information and assistance as National may reasonably require to enable National to provide support and maintenance services.

-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.

1.7 DSP shall be obligated to provide maintenance and support to the extent the Licensed Technology remains unmodified and properly maintained at revision levels supported by DSP, which shall include, at a minimum, the most recent revision level and the revision level immediately preceding the most recent revision level. If it is reasonably determined by DSP or National that any apparent Error with the Licensed Technology is due to alterations of the Licensed Technology by the Supported Sublicensee or any third party, the use of an unsupported version of the Licensed Technology, or failure to comply with the terms and conditions of the appropriate license and support agreement(s) between National and the Supported Sublicensee, DSP shall notify the Supported Sublicensee, and if the Supported Sublicensee still wishes to receive Error corrections, the time and expenses associated with such support effort will be billed by National at its standard rates then in effect.

                                   EXHIBIT U
                   MANUFACTURER NAME SUBSTITUTION GUIDELINES

DSP and DSP Sublicensees may replace references to the name of National Semiconductor Corporation in the sales and support literature with their own individual corporate names to identify themselves as manufacturers of the Compliant Products described in the literature. In no case however shall the substitution change or confuse the fact that National Semiconductor Corporation or its licensors has developed and owns certain rights title and interest to the CompactRISC processing technology, the associated intellectual property rights and the CompactRISC trademark.

DSP and its Sublicensees shall not use the National Semiconductor Corporation trademark in any form or for any purpose. No license or grant is given to DSP or DSP Sublicensees for use of this trademark.

                                  EXHIBIT V

                 POTENTIAL SUBLICENSEES WITH RIGHTS TO HAVE
                  COMPLIANT PRODUCTS MADE BY THIRD PARTIES



[*]

-------------------
[*] = Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.